UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2019

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983-1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Preferred Stock, Par Value $25 Per Share, 4%, Noncumulative	KSU	New York Stock Exchange
Common Stock, $.01 Per Share Par Value	KSU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2019, the Board of Directors ("Board") of Kansas City Southern (the “Company”) elected Janet H. Kennedy as a director, effective December 1, 2019 and, in connection with the election, increased the size of the Board from 9 to 10 members.
Ms. Kennedy served on the Board from May, 2017 until she resigned on October 19, 2018 in connection with joining Ernst & Young LLP (“EY”), which has a policy that prohibits executives at EY from serving as a member of the board of directors of a public company. Ms. Kennedy’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s strategy, operations, policies, or practices. In July, 2019, Ms. Kennedy joined Alphabet, Inc., where she is Vice President, America Regions, at Google Cloud.
Ms. Kennedy’s compensation for her services as a director will be consistent with that of the Company’s other non-employee directors. Accordingly, she will receive a pro rata portion of (a) the annual cash retainer for service on the Board of $75,000, and (b) the Company’s annual Board member stock award, under the Company’s equity incentive plan in effect on the grant date, with a value of $125,000. Ms. Kennedy will enter into the Company’s standard indemnification agreement for officers and directors as described on the Company’s definitive proxy statement filed on April 4, 2017, which description is incorporated herein by reference.

Item 7.01   Regulation FD.

On November 21, 2019, the Company issued a press release announcing Ms. Kennedy’s election to the Board. The press release is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 21, 2019 issued by Kansas City Southern entitled “Janet H. Kennedy appointed to Kansas City Southern Board of Directors”.
104	Cover page information from Kansas City Southern’s Current Report on Form 8-K filed on November 21, 2019, formatted in iXBRL (Inline Extensible Business Reporting Language) and included as Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: November 21, 2019

By:	/s/ Adam J. Godderz
Name:	Adam J. Godderz
Title:	General Counsel & Corporate Secretary